UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:    January 20, 2020

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive, Rochester, New Hampshire 03867
(518) 445-2200
(Address and telephone number of the registrant's principal executive offices)
(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code       (603) 330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) of 1934 (240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2020, the Compensation Committee of the Registrant’s Board of Directors granted a retention incentive in the form of a Retention Bonus Agreement to the Registrant’s Chief Financial Officer, Mr. Stephen Nolan, a named executive officer as defined by S-K Item 402(a)(3). A copy of the Form of Retention Bonus Agreement used for such award is being filed with this report as Exhibit 10(n)(v), and is incorporated by reference herein.

Pursuant to the Retention Bonus Agreement, Mr. Nolan will have the opportunity to earn a Retention Bonus of $750,000 provided he remains employed with the Registrant through January 21, 2023. Under the agreement, Mr. Nolan will be paid $250,000 on each of three payment dates provided he is still employed with the Registrant on the payment date. The payment dates are January 21, 2021, January 21, 2022 and January 21, 2023. Payment is made in cash. In the event Mr. Nolan’s employment with the Registrant terminates prior to a payment date any portion of the Retention Bonus which has not already been paid shall be forfeited and shall not vest; provided however, that in the event that Mr. Nolan’s employment with the registrant is involuntarily terminated by Albany without Cause (as defined in the Severance Agreement signed between the Registrant and Mr. Nolan dated April 1, 2019), prior to a payment date, the remainder of the Retention Bonus shall be earned, and Employee’s entitlement to payment of the remainder shall vest immediately.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Stephen M. Nolan
Name:	Stephen Nolan
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: January 23, 2020

Exhibit No.	Description

10(n)(v)	Form of Retention Bonus Agreement